Exhibit 10.8


                          HYPOTHEC AND PLEDGE OF BONDS

                                     between

                         AMERICAN BILTRITE (CANADA) LTD.

                                   as Grantor


                                     - and -


                      BANK OF AMERICA, NATIONAL ASSOCIATION

                  as Canadian Agent and Initial Canadian Lender


                               Dated May 20, 2005

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                            BORDEN LADNER GERVAIS LLP
                                    Advocates
                            Montreal, Quebec, Canada

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HYPOTHEC AND PLEDGE OF BONDS entered into in Montreal, Province of Quebec, on the 20th day of May, 2005

BETWEEN:                         AMERICAN BILTRITE (CANADA) LTD., as Grantor

AND: BANK OF AMERICA, NATIONAL ASSOCIATION, as Canadian Agent and Initial Canadian Lender

WHICH PARTIES AGREE WITH EACH OTHER AS FOLLOWS:

                                   ARTICLE 1

                                 INTERPRETATION

1.1 Credit Agreement Definitions. The capitalized words and expressions used in this Agreement or in any agreement, document or instrument supplemental or ancillary hereto, unless otherwise defined or unless there be something in the subject or the context inconsistent therewith, shall have the meanings ascribed to them in the Credit Agreement (as defined herein).

1.2 Other Definitions. The following capitalized words and expressions, whenever used in this Agreement or in any agreement, document or instrument supplemental or ancillary hereto, unless there be something in the subject or the context inconsistent therewith, shall have the following meanings:

      1.2.1 "Agreement of Hypothec", "this Agreement", "this Agreement of Hypothec", "these presents", "herein", "hereby", "hereunder" and other similar expressions refer collectively to this Hypothec and Pledge of Bonds and to any and every agreement or other instrument which is supplementary or ancillary hereto or in implementation hereof, the whole as same may be amended, supplemented, replaced or restated at any time and from time to time;

      1.2.2 "Attorney" means Bank of America, National Association, in its capacity under the Deed of Hypothec as the person holding the power of attorney of the holders of all Bonds issued under the Deed of Hypothec for all purposes of Article 2692 of the Civil Code of Quebec, and includes any successor and assign thereof in such capacity;

      1.2.3 "Bond" means the 25 % Mortgage Demand Bond of the Grantor in the principal nominal amount of twenty-eight million eight hundred thousand Dollars ($28,800,000), registered in the name of Bank of America, National Association, in its capacity as Canadian Agent under the Credit Agreement, and evidenced by
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                                       -2-


Bond Certificate No. 1 dated May 20, 2005, together with all renewals thereof, substitutions therefor, accretions thereto and all income and fruits therefrom;

      1.2.4 "Canadian Agent" means Bank of America, National Association, in its capacity as Canadian Agent under the Credit Agreement, and any successor Canadian Agent appointed in accordance with the Credit Agreement;

      1.2.5 "Credit Agreement" means the Amended and Restated Credit Agreement dated as of May 20, 2005 by and among American Biltrite Inc., K&M Associates L.P. and the Grantor, as borrowers, Fleet National Bank, as Domestic Lender and Domestic Agent, and Bank of America, National Association, as Canadian Lender and Canadian Agent, and the Persons who are, and from time to time become, parties thereto as Lender, as amended, restated or replaced from time to time;

      1.2.6 "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Grantor owing to the Canadian Agent or any Canadian Lender (or any Affiliate of a Canadian Lender) under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, reimbursement obligations under Canadian Letters of Credit provided by a Canadian Lender (or an Affiliate of a Canadian Lender) at the time of the issuance thereof, commitment fees, Canadian Letter of Credit fees, amounts provided for in Sections 3.2.4, 3.5 and 9 of the Credit Agreement and other fees, charges, indemnities and expenses from time to time owing by the Grantor to the Canadian Agent or any Canadian Lender under the Credit Agreement or under any other Credit Document (all whether accruing before or after a Bankruptcy Default and regardless of whether allowed as a claim in bankruptcy or similar proceedings), but excluding any and all obligations of the Grantor under any Bond or under any Note executed pursuant to the Credit Agreement;

      1.2.7 "Deed of Hypothec" means the deed of hypothec and issue of mortgage bonds bearing formal date of May 20, 2005 between Bank of America, National Association, in its capacity as fonde de pouvoir of the bondholders, as holder, and the Grantor, as grantor, under which the Bond has been issued, as the same may be amended, supplemented, replaced or restated at any time and from time to time;

      1.2.8 "Grantor" means American Biltrite (Canada) Ltd., a corporation existing under the laws of Canada, and includes any successor thereto, including any Person resulting from the amalgamation of the Grantor with any other Person;

      1.2.9 "Hypothecated Property" has the meaning ascribed to it in Section
2.1.

      1.2.10 "Initial Canadian Lender" means Bank of America, National Association and its successors and permitted assigns;

      1.2.11 "Secured Parties" has the meaning ascribed to it in Section 2.1.

1.3 Plural and Masculine. Unless there be something in the subject or the context inconsistent therewith, words importing the singular only shall include

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the plural and vice versa, and words importing the masculine gender shall include the feminine gender and vice versa.

1.4 Division in Articles. The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of this Agreement.

                                    ARTICLE 2

                                    HYPOTHECS

2.1 Principal Hypothec. The Grantor hereby hypothecates and pledges to and in favour of the Initial Canadian Lender, the Canadian Agent and their respective successors, permitted transferees and permitted assigns (collectively, the "Secured Parties"):

(a) the Bond;

(b) any securities which may be issued in replacement of the Bond subsequent to the sale, repurchase, redemption, conversion, cancellation or any other transformation of the Bond;

(c) all other 25% mortgage demand bonds or other securities which may be delivered to the Canadian Agent from time to time in addition to or in substitution of the Bond; and

(d) all fruits and revenues of or from the property referred to in paragraphs
(a), (b), and (c) above;

(collectively the "Hypothecated Property") for the sum of twenty-eight million eight hundred thousand Dollars ($28,800,000), with interest thereon at the rate of twenty-five percent (25 %) per annum from the date hereof.

2.2 Secured Obligations. The hypothec and pledge in Section 2.1 of this Agreement is granted as a general and continuing collateral security for the payment and performance by the Grantor to each of the Secured Parties of the Credit Obligations now or hereafter owing to each of them including, without limiting the generality of the foregoing, interest on all overdue interest, as well as the reasonable costs and expenses incurred by the Secured Parties or any one of them in order to preserve or realize upon the hypothec and pledge created under the terms hereof, the Secured Parties herein acting and represented by the Canadian Agent.

                                   ARTICLE 3

                              COLLECTION OF CLAIMS

3.1 Receipt by the Canadian Agent of certain sums. The Canadian Agent, on behalf and for the benefit of the Secured Parties, is entitled to and will collect, at all times as of and from the date hereof, the claim represented by the Bond and the other Hypothecated Property.
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3.2 Imputation of the sums collected by the Canadian Agent. Notwithstanding the provisions of Articles 1572 and 2743 of the Civil Code of Quebec or any other legal rule concerning the imputation of payments, the Canadian Agent shall apply the amounts collected or deposited pursuant to the provisions of this Article, in accordance with the provisions of the Credit Agreement.

3.3 Delivery of the Bond to the Canadian Agent. The Grantor shall deliver the certificate representing the Bond to the Canadian Agent at its office in Montreal, Province of Quebec, to be held by the Canadian Agent on behalf and for the benefit of the Secured Parties. The Grantor hereby acknowledges, consents and agrees that the Secured Parties may hold the Bond through the Canadian Agent. Furthermore, the Grantor hereby acknowledges and agrees that the Bond has been delivered to the Canadian Agent in its capacity as depositary for the Secured Parties.

3.4 Agent owner of the Bond as regards the Attorney. Whether or not the Grantor is in default under the Credit Obligations, the Canadian Agent shall be considered the owner of the Bond as regards the Attorney under the Deed of Hypothec and for all purposes of the Deed of Hypothec. The Canadian Agent is hereby authorized to exercise all rights, remedies, powers, privileges, guarantees and recourses available to a Bondholder under the Deed of Hypothec and the Attorney under the Deed Hypothec shall act upon the instructions and directions of the Canadian Agent.

3.5 Exercise of the right to vote. So long as any part of the Credit Obligations remains outstanding, the Canadian Agent, on behalf and for the benefit of the Secured Parties, shall have the right to vote at any special or general meeting at which a holder of the Bond has the right to vote and shall also be authorized to appoint any other Person to exercise said right to vote.

                                   ARTICLE 4

                                    REMEDIES

4.1 Default under the Credit Obligations. Upon the occurrence of an Event of Default that is continuing and has not been waived, the Canadian Agent, on behalf and for the benefit of the Secured Parties, may:

      4.1.1 demand immediate payment on the Bond, without presentment, protest or other notice of any kind, all of which are hereby expressly waived by the Grantor, and exercise all of the rights and recourses granted to a Bondholder under the terms of the Deed of Hypothec; and

      4.1.2 exercise all rights and recourses provided hereunder or by law.

4.2 In the exercise of its recourses, (a) the Canadian Agent may directly or indirectly purchase or acquire the Hypothecated Property, (b) where the Canadian Agent sells the Hypothecated Property, it shall not be required to obtain any evaluation by a third party, and (c) the Canadian Agent may choose to sell the Hypothecated Property with legal warranty given by the Grantor or with complete or partial exclusion of such warranty.
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4.3 Notwithstanding that the Bond is payable on demand, each Secured Party, acting through the Canadian Agent, agrees that it will not demand payment of the Bond unless and until an Event of Default has occurred and is continuing.

4.4 Notwithstanding the principal amount of the Bond, the Grantor shall not have any obligation to make any payment for, and upon realization of the Hypothecated Property, the Canadian Agent and the Secured Parties shall not be entitled to recover, an amount which is higher than the total of the actual amount due to the Secured Parties under or in respect of the Credit Obligations.
ARTICLE 5

                                  MISCELLANEOUS

5.1 Separate Security. This Agreement and the hypothecs created herein are and shall be in addition to and not in substitution for any other security held by any one of the Secured Parties or the Canadian Agent for the fulfillment of the Credit Obligations and shall thus not operate as a novation of any of the Credit Obligations. The Grantor shall, if applicable, be in default by the mere lapse of time, without any notice putting the Grantor in default being required.

5.2 Continuing Security. The hypothecs created hereunder shall constitute continuing security which shall remain in full force and effect until the Credit Obligations shall have been fulfilled in full and the hypothecs hereunder shall have been cancelled. The Grantor expressly acknowledges, for the purpose of
Article 2797 of the Civil Code of Quebec, that until it shall have received a written notice from the Canadian Agent to the effect that the Credit Obligations have been fulfilled in full, it binds and obliges itself again continuously under the Credit Obligations. The extinction or reduction of the Credit Obligations for any reason whatsoever shall not in any way extinguish or reduce the hypothecs created hereunder and, unless expressly cancelled in whole or in part by the Canadian Agent, such hypothecs shall, to the extent not so cancelled, subsist with respect to the Credit Obligations, whether now or hereafter incurred. The hypothec and pledge hereunder are in addition to and not in substitution of or in replacement for any other hypothec, security interest or other security held by or for the benefit of the Canadian Agent or the Secured Parties.

5.3 Notices. Except as otherwise specified herein, all notices, request, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, when delivered to such party in accordance with the provisions of the Credit Agreement.

5.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
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5.5 Governing Law. This Agreement and the interpretation and enforcement thereof shall be governed by and in accordance with the laws of the Province of Quebec. The Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Quebec with respect to any matter arising hereunder or in relation herewith.

                                   ARTICLE 6

            CERTAIN RIGHTS AND RESPONSABILITIES OF THE CANADIAN AGENT

6.1 The responsibility of the Canadian Agent with regard to any Hypothecated Property is limited to exercising the same degree of care which the Canadian Agent gives to valuable property at the branch or office where the Hypothecated Property is held by it. Subject to Article 7 hereof, the Grantor agrees that the Canadian Agent shall have the right to hold and to transfer the Hypothecated Property to, to be held subject to the terms of this Agreement by, another Person and such holding by such transferee shall constitute, and be deemed to constitute, continuous holding of the Hypothecated Property by the Canadian Agent. The Attorney shall not assign or transfer the Bond unless the assignee or transferee shall, in writing and prior to or concurrently with the assignment or transfer, expressly acknowledge that it has taken communication of this Agreement and that it agrees and confirms that its rights in the Bond are subject to the terms and conditions of this Agreement.

6.2 After the occurrence of an Event of Default that is continuing and has not been waived, in the event the Grantor fails to observe or perform any of its obligations or undertakings under this Agreement, the Canadian Agent may, but shall not be obliged to, perform the same and any reasonable fees, costs or expenses incurred in so doing shall be forthwith due and payable by the Grantor to the Canadian Agent, with interest at the annual rate equal to the Base Rate, calculated from the date incurred, payable on demand, and shall form part of the Credit Obligations.

6.3 All sums received by the Canadian Agent in the exercise of its rights arising under or pursuant to this Agreement or by law may be held by the Canadian Agent as Hypothecated Property, or may be applied by the Canadian Agent to the payment of the Credit Obligations, whether or not then exigible, including any reasonable fees, costs or other expenses incurred by the Canadian Agent and secured hereunder.

6.4 The exercise by the Canadian Agent of any of its rights shall not prevent it from exercising any other rights it may have arising from this Agreement or by law; the rights of the Canadian Agent are cumulative and not alternative. The Canadian Agent may waive any provision hereof or any default; however, the non-exercise by the Canadian Agent of any of its rights or any such waiver shall not constitute a renunciation of the exercise thereafter of such right or a renunciation of any other provision or of any other default. The Canadian Agent may exercise the rights arising from this Agreement without having exercised its rights against any other Person liable for the payment of the Credit Obligations, or any of them, and without having realized any other security securing the Credit Obligations.
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6.5 The Canadian Agent is only required to exercise reasonable prudence and diligence in the exercise of its rights or the fulfillment of its obligations and, in any event, the Canadian Agent is only responsible for its intentional or gross fault. The Grantor shall indemnify the Canadian Agent for any losses or reasonable expenses incurred by the Canadian Agent, or damages claimed against the Canadian Agent, for which the Canadian Agent is not so responsible.

6.6 The Canadian Agent may delegate to any other Person, or be represented by any other Person in, the exercise of its rights or the fulfillment of its obligations resulting from this Agreement; the Canadian Agent may furnish to such Person any information which the Canadian Agent may have concerning the Grantor or the Hypothecated Property provided that, prior to providing any such information to any Person, such Person shall have provided the Grantor with a written undertaking to comply with the restriction contained in Section 12 of the Credit Agreement.

6.7 In the event of any inconsistency, contradiction or conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall prevail to the extent of such inconsistency, contradiction or conflict. For greater certainty, notwithstanding anything to the contrary in this Agreement, (i) any and all amounts paid or credited by or on behalf of the Grantor hereunder shall be paid or credited, as the case may be, strictly in accordance with the Credit Agreement, and (ii) the rights of the Secured Parties under this Agreement or in respect of the Hypothecated Property may not be assigned or transferred except in compliance with the provisions of the Credit Agreement.

                                    ARTICLE 7

                                    LANGUAGE

English Language/Langue Anglaise. The parties hereto have expressly required that this Agreement and all agreements, documents and notices relating thereto be drafted in the English language. Les parties aux presentes ont expressement exige que le present acte et tous autres contrats, documents et avis qui y sont afferents soient rediges en langue anglaise.

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the date and in the place first hereinabove mentioned.


                                  AMERICAN BILTRITE (CANADA) LTD.


                                  Per: /s/ Marc-Alexandre Poirier
                                       --------------------------
                                       Marc-Alexandre Poirier
                                       Representative
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                                  BANK OF AMERICA, NATIONAL
                                  ASSOCIATION, as Canadian Agent, for
                                  itself and on behalf of the Initial
                                  Canadian Lender


                                  Per: /s/ Daniel Gendron
                                       ------------------
                                       Daniel Gendron
                                       Representative